Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 20-F of Pansoft Company Limited (the “Company”) for the period ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Allen Zhang, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, filed with the Securities and Exchange Commission.

November 8, 2010	/s/ Allen Zhang
Allen Zhang
Chief Financial Officer